UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2024 - June 30, 2024

Item 1. Report to Stockholders.

(a)

ALL★STAR®
FUNDS

ASG
LISTED
NYSE

Liberty All-Star® Growth Fund

Semi-Annual Report | June 30, 2024

Contents

1	President’s Letter
5	Table of Distributions, Rights Offerings and Distribution Policy
6	Stock Changes in the Quarter
7	Top 20 Holdings and Economic Sectors
8	Investment Managers/Portfolio Characteristics
9	Manager Interview
11	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
31	Consideration of the Advisory Agreement
34	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of small-, mid- and large-cap growth stocks

●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

●	Access to institutional quality investment managers

●	Objective and ongoing manager evaluation

●	Active portfolio rebalancing

●	A quarterly fixed distribution policy

●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2024

Mega-cap technology stocks rallied around the Artificial Intelligence (AI) themed names that posted exceptional returns in the second quarter and first half of 2024. In their wake, they carried the rest of the market higher, but it was the same tale of two markets that over the past 18 months has seen outsized gains concentrated in a handful of names while the rest of the market delivered middling or even negative returns. For the second quarter the group of stocks known as the “Magnificent Seven1” shored up the return of the S&P 500®; NVIDIA led returns with a gain of 36.74 percent for the quarter and 149.50 percent for the first half after rising 239.02 percent in 2023.

Through the first half of 2024, this extreme concentration grew even more pronounced. Information technology and communication services were the only two sectors out of the 11 S&P 500® sectors to outperform the overall index. By itself, information technology accounted for over 50 percent of the first half return for the S&P 500® Index.

Among the growth style indexes, there was great disparity across the capitalization range. For the first half, the large-cap Russell 1000® Growth Index returned 20.70 percent while the Russell Midcap® Growth Index returned 5.98 percent and the small-cap Russell 2000® Growth Index returned 4.44 percent. Underscoring the disparity across the capitalization range, in the second quarter the midcap and small-cap growth indices declined -3.21 percent and -2.92 percent, respectively. Only the Russell 1000® Growth showed a positive return (8.33 percent). (Please refer to the chart on page 3 for a visual display of first half returns.)

One metric that demonstrates how concentrated even a diversified index like the S&P 500® has become: 74 percent of stocks in the index underperformed the index as a whole in the second quarter. Further, the S&P 500® Equal Weight Index actually lost -2.63 percent in the second quarter. (S&P 500® Index returns are usually reported on a capitalization-weighted basis in which larger stocks are given proportionally more weight; when returns are reported on an equal-weighted basis every company in the index is treated equally regardless of market capitalization.) Finally, of the 11 S&P sectors, six actually posted negative returns for the quarter.

While overall stock market performance was skewed by robust returns from just a few stocks, the overall economic and business backdrop in the second quarter (and first half) was relatively sound. Perhaps of greatest significance, the ongoing battle against inflation showed progress. The Federal Reserve’s preferred inflation measure—the core Personal Consumption Expenditure Price Index (PCE), which strips out volatile food and energy items—declined in May, falling to a yearly increase of 2.6 percent from 2.9 percent in December and 4.6 percent in May 2023. A strong employment market showed some cooling in May as well, with recurring applications for U.S. jobless benefits rising to the highest level since the end of 2021, indicating it is beginning to take longer for the unemployed to find work. Hiring in general has slowed significantly from the pandemic era of labor shortages and the unemployment rate rose in May to 4 percent for the first time in over two years. Another indicator of a lessening in inflationary pressure was a meager 0.1 percent increase in retail sales in May, while April sales were revised downward.

[1]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

Semi-Annual Report (Unaudited) | June 30, 2024	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

These indicators pointed to a slowing economy and thus heightened the possibility of lower interest rates. Economic data also indicated the economy was on an even keel and therefore likely to avoid a “hard landing” that could mean recession. The S&P 500® was lower in April, but a key driver was concerns over geopolitical tensions in the Middle East. Spurred by a 629 percent jump in year-over-year profits for NVIDIA, corporate earnings increased in the first quarter (reported in 2Q), led by renewed sentiment favoring technology stocks. This sent the S&P 500® and NASDAQ Composite to multiple record highs leading into the close of the first half.

Liberty All-Star® Growth Fund

Liberty All-Star® Growth Fund saw moderate losses in the second quarter, returning -1.93 percent when shares are valued at net asset value (NAV) with dividends reinvested and -0.52 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) Compared with the first quarter, returns were muted not only for the Fund, but for its primary benchmark and other key indices. That primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned 1.85 percent. As noted, the S&P 500® returned 4.28 percent and the DJIA returned -1.27 percent. The NASDAQ Composite posted the strongest return, 8.47 percent.

For the first half the Fund returned 5.82 percent when shares are valued at NAV and 5.55 percent when shares are valued at market price (with dividends reinvested in both instances). The Lipper benchmark gained 13.93 percent. Respective returns for the S&P 500®, DJIA and the NASDAQ Composite were 15.29 percent, 4.79 percent and 18.57 percent.

The factors that affected Fund performance in the first quarter remained in place in the second. First, in an environment that continued to reward mega-cap growth stocks, the Fund was hurt by holding stocks in its large-cap allocation with an average weighted market capitalization that is less than half that of the Russell 1000® Growth Index. Second, as noted in the market commentary, mid-cap and small-cap stocks trailed large-cap stocks by a considerable margin, a situation exacerbated by the dominance of those few, select mega-cap names in information technology. Moreover, concentration was also a factor with the mid- and small- cap indexes driven by the AI move. This condition is illustrated by the chart on the next page.

During the second quarter the discount at which Fund shares traded relative to their underlying NAV widened to a range of -8.2 percent to -10.2 percent, ending the quarter at -8.4 percent. For the full first half, the discount ranged from -6.7 percent to -10.2 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.12 per share in the second quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $17.16 per share for a total of more than $450 million. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Turning to Fund news, the Board of Directors has approved the selection of Westfield Capital Management to replace Sustainable Growth Advisers as the Fund’s large-cap growth manager. This change is subject to shareholder approval at the annual meeting of shareholders to be held on August 28. Westfield practices a growth at a reasonable price investment approach, which will be used to manage the large-cap growth portion of this Fund’s portfolio. Additional information on Westfield can be found in the proxy statement that was sent to shareholders and Westfield will be featured in future shareholder reports.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

GROWTH STOCK RETURNS FOR FIRST HALF 2024

This chart shows how concentrated growth stock returns were in the first half of 2024. The bar on the extreme left shows the 20.70 percent return of large-cap stocks comprising the Russell 1000® Growth Index. The bar next to it shows the top 10 contributing stocks accounted for 18.61 percentage points of that return, leaving the remaining stocks to generate a return of just 2.09 percent. The middle set of bars shows the return of the Russell Midcap® Growth Index, 5.98 percent, and that the top 10 stocks contributed 4.19 percent, meaning that all the remaining stocks returned 1.79 percent. The bars on the right show returns for small-cap stocks comprising the Russell 2000® Growth Index. In this case, the top 10 returning stocks generated all (100 percent) of the index’s 4.44 percent return because these 10 names returned 5.08 percent while the rest of index lost -0.64 percent.

There is an old Wall Street adage that it’s not so much a stock market as it is a market of stocks. Thus far, in 2024, that piece of Street wisdom is bearing out. The stock market as a whole is posting mediocre results while the market of stocks—and a very few stocks at that—is soaring and pulling the others along with it. The fact that these stellar performers are large- and mega-cap stocks only serves to leave behind what ordinarily would be attractive mid- and small-cap stocks. This is an unusual set of circumstances, but such conditions have been known to persist. Eventually, the sentiment changes—and the change can be quite dramatic. In the meantime, deviating from proven investment and portfolio construction principles to mirror the present market invites an unacceptable level of risk. We will stay patient and manage in keeping with fundamentals that have proven effective not in the moment, but over the years. Thank you for your support of the Fund.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Growth Fund, Inc.

Semi-Annual Report (Unaudited) | June 30, 2024	3

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2024)
Net Asset Value (NAV)	$5.83
Market Price	$5.34
Discount	-8.4%

	Quarter	Year-to-Date
Distributions*	$0.12	$0.23
Market Price Trading Range	$4.97 to $5.52	$4.97 to $5.54
Discount Range	-8.2% to -10.2%	-6.7% to -10.2%

Performance (Periods ended June 30, 2024)
Shares Valued at NAV with Dividends Reinvested	-1.93%	5.82%
Shares Valued at Market Price with Dividends Reinvested	-0.52%	5.55%
Dow Jones Industrial Average	-1.27%	4.79%
Lipper Multi-Cap Growth Mutual Fund Average	1.85%	13.93%
NASDAQ Composite Index	8.47%	18.57%
Russell Growth Average	1.30%	11.11%
S&P 500® Index	4.28%	15.29%
S&P 500® Equal Weight Index	-2.63%	5.08%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2024 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2024.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses. The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open -end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Indices are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 34.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal. Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2024 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions, Rights Offerings and Distribution Policy

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	5[1]	8.21
2022	0.50
2023	0.43
2024
1st Quarter	0.11
2nd Quarter	0.12
Total	$17.16

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2024 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Semi-Annual Report (Unaudited) | June 30, 2024	5

Liberty All-Star® Growth Fund	Stock Changes in the Quarter

(Unaudited)

The following are the largest ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2024.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/24
Purchases
Apple, Inc.	17,842	17,842
Descartes Systems Group, Inc.	30,000	30,000
Gartner, Inc.	5,443	5,443
Meta Platforms, Inc.	7,498	7,498
Penumbra, Inc.	15,500	15,500
Pure Storage, Inc.	55,000	55,000
Synopsys, Inc.	4,508	4,508
Weatherford International PLC	26,000	26,000

Sales
Ball Corp.	(41,432)	0
Bruker Corp.	(35,000)	0
ChampionX Corp.	(95,000)	0
Equinix, Inc.	(3,291)	0
IQVIA Holdings, Inc.	(13,863)	0
Mettler-Toledo International, Inc.	(2,150)	0
Paycom Software, Inc.	(12,500)	0
Sherwin-Williams Co.	(9,406)	0

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

June 30, 2024 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Microsoft Corp.	2.38%
Amazon.com, Inc.	2.31
SPS Commerce, Inc.	2.26
Glaukos Corp.	1.87
Natera, Inc.	1.86
Vertex, Inc.	1.81
Casella Waste Systems, Inc.	1.80
FirstService Corp.	1.70
StepStone Group, Inc.	1.63
Visa, Inc.	1.63
UnitedHealth Group, Inc.	1.58
Hamilton Lane, Inc.	1.41
Crane Co.	1.34
S&P Global, Inc.	1.34
Novo Nordisk A/S	1.30
Monolithic Power Systems, Inc.	1.29
Transcat, Inc.	1.25
NVIDIA Corp.	1.24
Workday, Inc.	1.23
Danaher Corp.	1.19
32.42%

Economic Sectors*	Percent of Net Assets
Information Technology	26.61%
Health Care	19.79
Industrials	17.06
Financials	13.40
Consumer Discretionary	10.18
Communication Services	3.93
Consumer Staples	1.93
Materials	1.89
Real Estate	1.70
Energy	1.09
Other Net Assets	2.42
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2024	7

Liberty All-Star® Growth Fund
Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS
AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 34 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2024 (Unaudited)

	RUSSELL GROWTH			Market Capitalization Spectrum
				Small		Large	Total
	Smallcap	Midcap	Largecap
	Index	Index	Index	Weatherbie	Congress	Sustainable	Fund
Number of Holdings	1,054	330	440	50	39	29	117*
Percent of Holdings in Top 10	11%	16%	57%	51%	33%	46%	20%
Weighted Average Market Capitalization (billions)	$6.0	$32.8	$1,528.5	$4.8	$17.6	$849.7	$300.0
Average Five-Year Earnings Per Share Growth	21%	18%	21%	7%	17%	17%	15%
Average Five-Year Sales Per Share Growth	11%	14%	18%	12%	13%	15%	13%
Price/Sales Ratio	2.1x	3.5x	5.4x	3.3x	3.3x	5.5x	3.8x
Price/Book Value Ratio	4.3x	9.4x	9.9x	5.4x	5.7x	7.9x	6.2x

*	Certain holdings are held by more than one manager.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Todd Solomon, CFA Senior Vice President, Portfolio Manager Congress Asset Management Company, LLP

CONGRESS’ PORTFOLIO OF 40 MID-CAP NAMES BALANCES PROPER DIVERSIFICATION AND DEEP INSIGHT INTO EACH HOLDING

Congress Asset Management is the Fund’s mid-cap growth manager. Congress employs a strategy focused on established, high-quality companies that are growing earnings and generating attractive levels of free cash flow. The firm also strives to construct portfolios with relatively low levels of volatility. We recently had the chance to talk with Todd Solomon, CFA, Senior Vice President and Portfolio Manager at Congress. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

How is Congress’ actively managed mid-cap portfolio different than the relevant passive index, in this case the Russell Midcap Growth® Index? Is this primarily a product of Congress’ strategy and the research behind it? Or other factors?

Our portfolio is more focused with approximately 40 stocks versus over 300 for the Russell Midcap Growth® Index. Also, our portfolio is closer to equal-weighted than the benchmark’s allocation, which is capitalization weighted and thus tilted toward companies at the larger end of the mid-cap range.

“We believe that a portfolio of 40 names can give us proper diversification while maintaining a strong knowledge base of our current investments and their main competitors.”

We believe that a portfolio of 40 names can give us proper diversification while maintaining a strong knowledge base of our current investments and their main competitors. Since the inception of the portfolio, our process and philosophy have maintained that having the best ideas in the portfolio in similar position sizes is more important than focusing on relative conviction to determine allocation.

What are the factors—quantitative and qualitative—that you consider first and foremost when you are researching candidates for inclusion in the mid-cap portfolio?

A “good company” doesn’t always equate to a “good stock.” We employ a four-part process outlined as follows: First, we seek to identify a successful company with the following attributes: increasing margins and free cash flow; positive, consistent growth; increasing market share; strong balance sheet; and shareholder consciousness. Second, we want to determine if this success is likely to continue. In this regard, the primary characteristics we assess are whether the company operates in a growing industry; the uniqueness of its business model; how defensible its market position is; and whether its business is sustainable through market cycles. Next, we want to understand the “bear” case for the company to assess if there is anything we may have overlooked including a different viewpoint of the business risks and valuation. Finally, we want to understand how adding this name will affect the current portfolio if it’s purchased. For instance, will we be maintaining the current portfolio diversification? Does the company depend on similar drivers of growth as current holdings, or different? Two additional primary considerations are how correlated/uncorrelated the stock under consideration is with the rest of the portfolio and whether it changes the portfolio’s overall risk profile.

Semi-Annual Report (Unaudited) | June 30, 2024	9

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Large-cap growth, driven by AI/information technology, has been posting exceptional returns and capturing the lion’s share of media attention. Is AI the realm of large- and mega-cap companies or have you identified mid-cap growth companies that are already participating in AI directly or those that are positioned to benefit downstream? What are some examples?

“We have been able to identify several mid-cap companies that have exposure to AI trends, but do not solely rely on the theme.”

We have been able to identify several mid-cap companies that have exposure to AI trends, but do not solely rely on the theme. Investments in, and acceptance of, AI may be too volatile to successfully invest in a “pure play” in the mid-cap space, where profitability and consistency of results may be elusive.

Turning to examples, nVent Electric (NVT), first purchased in August 2023, is a manufacturer of cable management products, racks and cabinets, and liquid cooling equipment. The company expects approximately 14 percent of 2024 sales to come from its Data Solutions segment, which is growing strong double digits. In its most recent earnings release, the company said they “continue to see great demand for Data Solutions, growing with the acceleration of AI and high-performance computing.” nVent is also well positioned in other “electrification, sustainability and digitization trends,” which may allow the company to offset any possible receding of AI spending.

A more recent investment, Fabrinet (FN), purchased in December 2023, provides advanced precision optical, electronic and mechanical manufacturing services. It produces equipment for telecom and datacom optical communications, which are the “pipelines” for data movement. The company reported continued strong demand for high-data-rate products in its most recent earnings release. However, the company has exposure to the automotive industry, industrial lasers, and medical and other components and subsystems. Such diversification should improve the consistency of reported results in the future.

Thank you, Todd. The market has shown some broadening recently. We will hope that investors continue to recognize the value of mid-cap stocks in a diversified growth portfolio.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.58%)
COMMUNICATION SERVICES (3.93%)
Entertainment (1.81%)
Netflix, Inc.(a)	5,377	$3,628,830
Take-Two Interactive Software, Inc.(a)	17,500	2,721,075
		6,349,905
Interactive Media & Services (2.12%)
Alphabet, Inc., Class C	19,875	3,645,472
Meta Platforms, Inc., Class A	7,498	3,780,642
		7,426,114
CONSUMER DISCRETIONARY (10.18%)
Broadline Retail (3.55%)
Amazon.com, Inc.(a)	41,887	8,094,663
Ollie's Bargain Outlet Holdings, Inc.(a)	41,643	4,088,093
Savers Value Village, Inc.(a)	21,730	265,975
		12,448,731
Distributors (0.61%)
Pool Corp.	7,000	2,151,310

Hotels, Restaurants & Leisure (3.56%)
Darden Restaurants, Inc.	19,500	2,950,740
Planet Fitness, Inc., Class A(a)	17,484	1,286,648
Starbucks Corp.	36,540	2,844,639
Wingstop, Inc.	3,634	1,535,946
Yum! Brands, Inc.	29,206	3,868,627
		12,486,600
Specialty Retail (1.49%)
Ulta Beauty, Inc.(a)	6,250	2,411,688
Valvoline, Inc.(a)	65,000	2,808,000
		5,219,688
Textiles, Apparel & Luxury Goods (0.97%)
Deckers Outdoor Corp.(a)	3,500	3,387,825

CONSUMER STAPLES (1.93%)
Consumer Staples Distribution & Retail (1.09%)
Casey's General Stores, Inc.	10,000	3,815,600

Household Products (0.81%)
Church & Dwight Co., Inc.	27,500	2,851,200

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2024	11

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Personal Care Products (0.03%)
Oddity Tech, Ltd.(a)	2,827	$110,988

ENERGY (1.09%)
Energy Equipment & Services (1.09%)
Core Laboratories, Inc.	31,812	645,465
Weatherford International PLC(a)	26,000	3,183,700
		3,829,165
FINANCIALS (13.40%)
Capital Markets (6.98%)
FactSet Research Systems, Inc.	7,000	2,857,890
Hamilton Lane, Inc., Class A	40,005	4,943,818
MSCI, Inc.	7,178	3,458,002
Raymond James Financial, Inc.	22,500	2,781,225
S&P Global, Inc.	10,556	4,707,976
StepStone Group, Inc., Class A	124,696	5,722,299
		24,471,210
Consumer Finance (1.33%)
American Express Co.	17,090	3,957,189
Upstart Holdings, Inc.(a)(b)	30,440	718,080
		4,675,269
Financial Services (2.68%)
Corpay, Inc.(a)	9,939	2,647,849
Flywire Corp.(a)	63,446	1,039,880
Visa, Inc., Class A	21,717	5,700,061
		9,387,790
Insurance (2.41%)
Aon PLC, Class A	12,845	3,771,035
Brown & Brown, Inc.	36,000	3,218,760
Palomar Holdings, Inc.(a)	17,990	1,459,888
		8,449,683
HEALTH CARE (19.79%)
Biotechnology (3.05%)
ACADIA Pharmaceuticals, Inc.(a)	167,222	2,717,358
Natera, Inc.(a)	60,173	6,516,134
Ultragenyx Pharmaceutical, Inc.(a)	35,660	1,465,626
		10,699,118
Health Care Equipment & Supplies (8.36%)
Cooper Cos., Inc.	30,000	2,619,000
Glaukos Corp.(a)	55,337	6,549,134
Hologic, Inc.(a)	32,500	2,413,125

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Inmode, Ltd.(a)	26,918	$490,984
Inogen, Inc.(a)	41,696	338,989
Inspire Medical Systems, Inc.(a)	8,465	1,132,871
iRhythm Technologies, Inc.(a)	15,560	1,674,878
Neogen Corp.(a)	106,041	1,657,421
Nevro Corp.(a)	124,271	1,046,362
Penumbra, Inc.(a)	15,500	2,789,535
ResMed, Inc.	14,000	2,679,880
STERIS PLC	12,500	2,744,250
Tandem Diabetes Care, Inc.(a)	79,000	3,182,910
		29,319,339
Health Care Providers & Services (3.42%)
NeoGenomics, Inc.(a)	110,945	1,538,807
Progyny, Inc.(a)	132,399	3,787,936
UnitedHealth Group, Inc.	10,874	5,537,693
US Physical Therapy, Inc.	12,148	1,122,718
		11,987,154
Health Care Technology (0.17%)
Definitive Healthcare Corp.(a)	108,603	592,972

Life Sciences Tools & Services (3.49%)
Charles River Laboratories International, Inc.(a)	10,500	2,169,090
Danaher Corp.	16,638	4,157,004
Thermo Fisher Scientific, Inc.	6,249	3,455,697
West Pharmaceutical Services, Inc.	7,500	2,470,425
		12,252,216
Pharmaceuticals (1.30%)
Novo Nordisk A/S(c)	31,850	4,546,269

INDUSTRIALS (17.06%)
Aerospace & Defense (1.52%)
AAR Corp.(a)	31,952	2,322,910
Cadre Holdings, Inc.	24,213	812,588
Kratos Defense & Security Solutions, Inc.(a)	73,621	1,473,156
Loar Holdings, Inc.(a)	13,111	700,259
		5,308,913
Commercial Services & Supplies (4.55%)
Casella Waste Systems, Inc., Class A(a)	63,768	6,327,061
CECO Environmental Corp.(a)	3,731	107,640
Copart, Inc.	60,000	3,249,600
Montrose Environmental Group, Inc.(a)	82,547	3,678,294

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2024	13

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Waste Management, Inc.	12,168	$2,595,921
		15,958,516
Construction & Engineering (1.63%)
EMCOR Group, Inc.	10,000	3,650,800
WillScot Mobile Mini Holdings Corp.(a)	55,000	2,070,200
		5,721,000
Electrical Equipment (1.15%)
nVent Electric PLC	52,500	4,022,025

Ground Transportation (2.67%)
Canadian Pacific Kansas City, Ltd.	51,083	4,021,765
RXO, Inc.(a)	77,253	2,020,166
Saia, Inc.(a)	7,000	3,320,030
		9,361,961
Machinery (2.13%)
Crane Co.	32,500	4,711,850
Watts Water Technologies, Inc., Class A	15,000	2,750,550
		7,462,400
Professional Services (1.24%)
Booz Allen Hamilton Holding Corp.	23,500	3,616,650
First Advantage Corp.	45,444	730,285
		4,346,935
Trading Companies & Distributors (2.17%)
SiteOne Landscape Supply, Inc.(a)	25,164	3,055,161
Transcat, Inc.(a)	36,703	4,392,615
Xometry, Inc., Class A(a)	14,974	173,100
		7,620,876
INFORMATION TECHNOLOGY (26.61%)
Electronic Equipment, Instruments & Components (2.61%)
Fabrinet	13,000	3,182,270
Keysight Technologies, Inc.(a)	15,000	2,051,250
Novanta, Inc.(a)	8,578	1,399,158
Teledyne Technologies, Inc.(a)	6,500	2,521,870
		9,154,548
IT Services (0.70%)
Gartner, Inc.(a)	5,443	2,444,234

Semiconductors & Semiconductor Equipment (4.15%)
Entegris, Inc.	20,000	2,708,000
Impinj, Inc.(a)	6,451	1,011,323

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Monolithic Power Systems, Inc.	5,500	$4,519,240
NVIDIA Corp.	35,290	4,359,727
Semtech Corp.(a)	28,321	846,231
SiTime Corp.(a)	8,873	1,103,624
		14,548,145
Software (17.07%)
Agilysys, Inc.(a)	27,729	2,887,698
Autodesk, Inc.(a)	12,365	3,059,719
Descartes Systems Group, Inc.(a)	30,000	2,905,200
DoubleVerify Holdings, Inc.(a)	90,000	1,752,300
Dynatrace, Inc.(a)	45,000	2,013,300
Intapp, Inc.(a)	10,700	392,369
Intuit, Inc.	5,532	3,635,686
Microsoft Corp.	18,710	8,362,434
nCino, Inc.(a)	47,023	1,478,873
PROS Holdings, Inc.(a)	38,838	1,112,709
Qualys, Inc.(a)	18,000	2,566,800
Salesforce, Inc.	14,954	3,844,673
ServiceNow, Inc.(a)	4,410	3,469,215
Sprout Social, Inc.(a)	31,709	1,131,377
SPS Commerce, Inc.(a)	42,147	7,930,380
Synopsys, Inc.(a)	4,508	2,682,530
Vertex, Inc., Class A(a)	175,653	6,332,291
Workday, Inc., Class A(a)	19,227	4,298,388
		59,855,942
Technology Hardware, Storage & Peripherals (2.08%)
Apple, Inc.	17,842	3,757,882
Pure Storage, Inc.(a)	55,000	3,531,550
		7,289,432
MATERIALS (1.89%)
Chemicals (1.02%)
Ecolab, Inc.	15,002	3,570,476

Containers & Packaging (0.87%)
Avery Dennison Corp.	14,000	3,061,100

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2024	15

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
REAL ESTATE (1.70%)
Real Estate Management & Development (1.70%)
FirstService Corp.	39,143	$5,964,219

TOTAL COMMON STOCKS
(COST OF $230,270,813)		342,148,868

SHORT TERM INVESTMENTS (2.55%)
MONEY MARKET FUND (2.51%)
State Street Institutional US Government Money Market Fund, Premier Class, 5.27%(d)
(COST OF $8,818,062)	8,818,062	8,818,062

INVESTMENTS PURCHASED WITH COLLATERAL FROM
SECURITIES LOANED (0.04%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.33%
(COST OF $146,082)	146,082	146,082

TOTAL SHORT TERM INVESTMENTS
(COST OF $8,964,144)		8,964,144

TOTAL INVESTMENTS (100.13%)
(COST OF $239,234,957)		351,113,012

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.13%)		(454,045)

NET ASSETS (100.00%)		$350,658,967

NET ASSET VALUE PER SHARE
(60,155,589 SHARES OUTSTANDING)		$5.83

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $142,106.

(c)	American Depositary Receipt.

(d)	Rate reflects seven-day effective yield on June 30, 2024.

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

 June 30, 2024 (Unaudited)

ASSETS:
Investments at value (Cost $239,234,957)(a)	$351,113,012
Dividends and interest receivable	90,446
Tax reclaim receivable	6,106
Prepaid and other assets	39,665
TOTAL ASSETS	351,249,229

LIABILITIES:
Investment advisory fee payable	224,678
Payable for administration, pricing and bookkeeping fees	116,950
Payable for collateral upon return of securities loaned	146,082
Accrued Directors' fees payable	6,892
Accrued expenses	95,660
TOTAL LIABILITIES	590,262
NET ASSETS	$350,658,967

NET ASSETS REPRESENTED BY:
Paid-in capital	$280,801,274
Total distributable earnings	69,857,693
NET ASSETS	$350,658,967

Shares of common stock outstanding (authorized 200,000,000 shares at $0.10 Par)	60,155,589
NET ASSET VALUE PER SHARE	$5.83

(a)	Includes securities on loan of $142,106.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2024	17

Liberty All-Star® Growth Fund	Statement of Operations

  For the Six Months Ended June 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $9,979)	$1,019,669
Securities lending income	3,135
TOTAL INVESTMENT INCOME	1,022,804

EXPENSES:
Investment advisory fee	1,356,679
Administration, pricing and bookkeeping fees	340,913
Audit fee	10,050
Custodian fee	19,338
Directors' fees and expenses	92,988
Insurance expense	7,883
Legal fees	18,208
NYSE fee	32,541
Proxy fees	15,671
Shareholder communication expenses	15,510
Transfer agent fees	39,410
Miscellaneous expenses	5,350
TOTAL EXPENSES	1,954,541
NET INVESTMENT LOSS	(931,737)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	9,083,798
Net realized loss on foreign currency transactions	(151)
Net change in unrealized appreciation on investments	10,743,972
Net change in unrealized appreciation on foreign currency transactions	11
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	19,827,630
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,895,893

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2024 (Unaudited)	For the Year Ended December 31, 2023
FROM OPERATIONS:
Net investment loss	$(931,737)	$(1,548,156)
Net realized gain/(loss) on investments	9,083,647	(8,850,848)
Net change in unrealized appreciation on investments	10,743,983	66,429,106
Net Increase in Net Assets From Operations	18,895,893	56,030,102

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(13,675,253)	(1,404,630)
Return of capital	–	(23,519,102)
Total Distributions	(13,675,253)	(24,923,732)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	4,988,323	10,391,899
Net increase resulting from Capital Share Transactions	4,988,323	10,391,899
Total Increase in Net Assets	10,208,963	41,498,269

NET ASSETS:
Beginning of period	340,450,004	298,951,735
End of period	$350,658,967	$340,450,004

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2024	19

Liberty All-Star® Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

20	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2024		For the Year Ended December 31,
(Unaudited)		2023	2022	2021	2020	2019
$5.75		$5.23	$8.25	$7.98	$6.19	$4.94

(0.02)		(0.03)	(0.04)	(0.06)	(0.05)	(0.03)
0.33		0.98	(2.48)	1.46	2.51	1.74
0.31		0.95	(2.52)	1.40	2.46	1.71

(0.23)		(0.02)	–	–	–	–
–		–	(0.50)	(1.02)	(0.63)	(0.46)
–		(0.41)	–	–	–	–
(0.23)		(0.43)	(0.50)	(1.02)	(0.63)	(0.46)
–		–	–	(0.11)	(0.04)	–
$5.83		$5.75	$5.23	$8.25	$7.98	$6.19
$5.34		$5.28	$4.93	$9.00	$8.20	$6.50

5.8	%(d)	19.4%	(31.0%)	18.1%	42.4%	35.8%
5.6	%(d)	16.3%	(40.4%)	25.4%	39.4%	60.5%

$351		$340	$299	$456	$338	$235
1.14	%(e)	1.13%	1.14%	1.12%	1.20%	1.22%
(0.54	%)(e)	(0.49%)	(0.60%)	(0.66%)	(0.69%)	(0.57%)
19	%(d)	39%	31%	42%	55%	34%

Semi-Annual Report (Unaudited) | June 30, 2024	21

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 200,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value ("NAV") per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). The Board has designated ALPS Advisors, Inc. (the “Advisor”) as the Fund’s Valuation Designee (as defined in Rule 2a-5 under the 1940 Act). The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor's Valuation Committee, using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2024	23

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of June 30, 2024:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$142,106	$146,082	$–	$146,082

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2024:

		Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
State Street Navigator	$146,082	$–	$–	$–	$146,082
Total Borrowings					$146,082
Gross amount of recognized liabilities for securities lending (collateral received)					$146,082

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2024:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$342,148,868	$–	$–	$342,148,868
Short Term Investments	8,964,144	–	–	8,964,144
Total	$351,113,012	$–	$–	$351,113,012

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the six months ended June 30, 2024.

Semi-Annual Report (Unaudited) | June 30, 2024	25

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Foreign Currency Risk

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments insecurities at fiscal period end, resulting from changes in exchange rates.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2024.

Semi-Annual Report (Unaudited) | June 30, 2024	27

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

The tax character of distributions paid during the year ended December 31, 2023 were as follows:

Distributions Paid From:	December 31, 2023
Return of Capital	$23,519,102
Total	$23,519,102

The Fund declared a distribution of $5,876,670 with an ex-date in 2023 that was paid in 2024. Such amount is not included above, and the tax character of such distributions will be determined at the end of 2024.

As of June 30, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$241,776,377	$122,817,386	$(13,480,751)	$109,336,635

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of June 30, 2024.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

28	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

Investment Advisory Fees for the six monthd ended June 30, 2024 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”), an affiliate of AAI, serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2024 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six month period ended June 30, 2024, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $65,660,583 and $78,882,814 respectively.

NOTE 7. CAPITAL TRANSACTIONS

During the six months ended June 30, 2024 and the year ended December 31, 2023, distributions in the amounts of $4,988,323 and $10,391,899, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 936,988 and of 2,008,316 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Semi-Annual Report (Unaudited) | June 30, 2024	29

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the Investment Company Act of 1940. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

NOTE 10. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements are issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Consideration of the Advisory Agreement

June 30, 2024 (Unaudited)

Board Consideration of the Initial Approval of the Portfolio Management Agreement with Westfield Capital Management Company, L.P.

The Investment Company Act of 1940 and applicable rules require that the Board of Directors (“Board”) of Liberty All-Star Growth Fund, Inc. (“Growth Fund”), including all of the Directors who are not “interested persons” of the Growth Fund (“Independent Directors”), consider on an initial basis and annually thereafter, at a meeting called for such purpose, whether to approve the Growth Fund’s investment advisory and portfolio management agreements. At its meeting on June 6, 2024, the Board, including a majority of the Independent Directors, conducted such a review and approved the initial Portfolio Management Agreement (“Agreement”) among the Growth Fund, ALPS Advisors, Inc. (“AAI”), investment adviser to the Growth Fund, and Westfield Capital Management Company, L.P. (“Westfield”), an independent investment management firm, pending shareholder approval.

Prior to the Board’s action at the June meeting, the Independent Directors met to consider management’s recommendations with respect to the initial approval of the Agreement. In reaching its decision to approve the Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the Growth Fund. The Board further considered factors it deemed relevant with respect to the Growth Fund, including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Growth Fund under the Agreement; (2) Westfield's investment performance; (3) the fees to be paid by the Growth Fund and the fees charged by Westfield to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services provided and profits to be realized by Westfield from its relationship with the Growth Fund; and (6) any other benefits to be derived by Westfield because of its relationship with the Growth Fund. In considering the Agreement, the Board did not consider any single factor or particular information most relevant to its consideration to approve the Agreement and each Director might have afforded different weight to the various factors.

The Board considered these factors in the context of the Growth Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single investment sub-adviser (each, a “Portfolio Manager”) was employed. The Growth Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently three for the Growth Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time-to-time AAI rebalances the Growth Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analysis of the Growth Fund’s investment performance and related financial information for the Growth Fund, presentations given by the Growth Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates.

Semi-Annual Report (Unaudited) | June 30, 2024	31

Liberty All-Star® Growth Fund	Consideration of the Advisory Agreement

June 30, 2024 (Unaudited)

As part of the process to consider the Agreement, legal counsel to the Independent Directors requested certain information from Westfield. In response to their request, the Board received reports from AAI and Westfield that addressed specific factors to be considered by the Board in approving the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreement and their responsibilities in connection therewith. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the initial approval of the Agreement was in the best interests of the Fund and its shareholders.

The following is a summary of the Board’s considerations.

Nature, Extent and Quality of Services

The Board considered information regarding Westfield’s investment philosophy and investment style and the services to be provided by Westfield. In addition, the Board reviewed information regarding Westfield’s financial condition and the background and experience of the personnel who would be responsible for managing a large cap growth equity allocation of the Growth Fund’s portfolio pursuant to Westfield’s U.S. large cap growth equity strategy. The Board also considered information regarding Westfield’s compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Westfield were consistent with the terms of the Agreement and that the Growth Fund was likely to benefit from services provided by Westfield under the Agreement.

Investment Performance

The Board considered the performance of Westfield’s U.S. large cap growth equity composite (“Composite”) relative to the eVestment US Large Cap Growth Equity returns (“eVestment”) and the Russell 1000® Growth Index (“Russell Index”). The Composite includes all seperately managed accounts in the U.S. large cap growth equity strategy.

The Board considered that, as of March 31, 2024, the Composite ranked above the median of the eVestment universe for the 1-year, 3-year, 5-year, 10-year, 15-year and 20-year periods. The Board also considered that the Composite outperformed the Russell Index for the 1-year and 20-year periods and was close to the Russell Index for the 3-year, 5-year, 10-year and 15-year periods. Therefore, the Board considered that the long-term performance of the Composite generally compared favorably to the eVestment peer group and the Russell Index. The Board concluded that the investment performance of Westfield’s U.S. large cap growth equity strategy has been good.

Fees and Expenses

In evaluating the Agreement, the Board reviewed the proposed fee rate for services to be performed by Westfield on behalf of the Growth Fund. The Board considered Westfield’s representation that the fee rate under the Agreement is less than the fee schedule for most of Westfield’s accounts managed pursuant to the U.S. large cap growth equity strategy. The Board also considered that the fee schedule for the Agreement has breakpoints at which the fee rate declines as Growth Fund assets allocated to Westfield increase above a certain threshold. The Board concluded that the fees payable to Westfield under the Agreement were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fee rates that Westfield charges to other clients.

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Consideration of the Advisory Agreement

June 30, 2024 (Unaudited)

Economies of Scale

The Board considered Westfield’s representation that Westfield does not anticipate experiencing economies of scale in connection with the services that it provides to the Growth Fund. The Board took into consideration that there might be economies of scale in the future in the event that the Growth Fund’s assets increase.

Costs of Services

The Board considered that the fee under the Agreement would be paid to Westfield by AAI, not the Growth Fund, and noted the arm’s-length nature of the relationship between AAI and Westfield with respect to the negotiation of the fee rate on behalf of the Growth Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Growth Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Growth Fund than Westfield’s costs and profitability. The Board also noted that it had considered AAI’s costs and profitability in connection with its review of the Growth Fund’s Management Agreement in September 2023.

Other Benefits to be Derived By Westfield

The Board considered the potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Westfield might receive in connection with its association with the Growth Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Westfield by virtue of its relationship with the Growth Fund, if any, appear to be fair and reasonable.

Conclusions

Based on its evaluation, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the approval of the Agreement was in the best interests of the Growth Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Growth Fund that they approve the Agreement.

Semi-Annual Report (Unaudited) | June 30, 2024	33

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Average

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

S&P 500® Equal Weight Index

The equal-weight version of the S&P 500®.

An investor cannot invest directly in an index.

34	www.all-starfunds.com

Intentionally Left Blank

Intentionally Left Blank

ALL-STAR® GROWTH FUND

ASG LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock, Chairman
Edmund J. Burke
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ASG LISTED NYSE

Liberty All-Star® Growth Fund

ALL-STAR® FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b) Not Applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Consideration of the Advisory Agreement in Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to the semi-annual report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2024, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	Not applicable to this report.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	August 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	August 30, 2024

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	August 30, 2024